UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): July 1, 2003


SMTEK INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-08101
(Commission File Number)

33-0213512
(IRS Employer Identification No.)


                  200 Science Drive
                  Moorpark, California                     93021
(Address of Principal Executive Offices)                (Zip Code)

Registrant's telephone number, including area code:    (805) 532-2800

Not Applicable
 (Former Name or Former Address, if Changed Since Last Report)











Item 5.     Other Events and Required FD Disclosure.

     On July 1, 2003, SMTEK International, Inc. announced that it had received notice from the Nasdaq Qualifications Hearings Panel of its decision to continue listing its common stock on the Nasdaq SmallCap Market via an exception to a number of listing requirements. SMTEK also announced that its common stock is no longer listed on the Pacific Exchange. A copy of the Company's press release is filed as
Exhibit 99.1 hereto and is incorporated herein.

Item 7.     Financial Statements and Exhibits.

     (c)     Exhibits:


The following exhibits are filed with this report on Form 8-K:

     Exhibit Number          Description of Exhibit

          99.1           Press release, dated July 1, 2003.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date:  July 1, 2003

                                SMTEK INTERNATIONAL, INC.


                                By:        /s/ Kirk A. Waldron
                                Name:  Kirk A. Waldron
                                Its:   Senior Vice President
                                       Chief Financial Officer



EXHIBIT INDEX

Exhibit Number          Description

99.1           Press release, dated July 1, 2003.